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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 21, 1997
                                                ----------------------------


                               WMS INDUSTRIES INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                          1-8300                            36-2814522
(State or Other Jurisdiction of      (Commission File Number)    (I.R.S. Employer Identification Number)
 Incorporation or Organization)

                          3401 NORTH CALIFORNIA AVENUE
                             CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)

Telephone Number, Including Area Code    773-961-1111
                                     -------------------------

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Item 2.  Disposition of Assets.

         On April 21, 1997, the Registrant completed the previously-announced spin-off to its stockholders of its Puerto Rico hotel and casino business through the distribution to the Registrant's stockholders of all of the outstanding shares of its wholly-owned subsidiary, WHG Resorts & Casinos Inc. ("WHG"). WHG owns the Condado Plaza Hotel & Casino and interests in the El San Juan Hotel & Casino and the El Conquistador Resort & Country Club, all located in Puerto Rico, and in Williams Hospitality Group Inc., the management company for the three hotels and casinos. Each holder of record of the Registrant's common stock, par value $.50 per share ("WMS Common Stock"), received as a pro-rata tax-free dividend one share of WHG common stock, par value $.01 per share ("WHG Common Stock"), for every four shares of WMS Common Stock owned at the close of business on March 31, 1997 (the "Record Date"). No consideration was paid by such holders. Based on the 24,200,800 shares of WMS Common Stock outstanding on the Record Date, 6,050,200 shares of WHG Common Stock were distributed to such holders on April 21, 1997. The WHG Common Stock was registered under the Securities Exchange Act of 1934, as amended, on a Form 10 which included an information statement about the transaction, copies of which were mailed to the Registrant's stockholders.

Item 7.  Pro Forma Financial Information and Exhibits.

Pro Forma Financial Information.

         Commencing with the Registrant's financial statements for the fiscal year ended June 30, 1996, the Registrant reported its interests in the Puerto Rico hotel and casino business as discontinued operations. Accordingly, the Registrant previously reported the information required pursuant to Article 11 of Regulation S-X with respect to the spin-off in previous filings with the Securities and Exchange Commission.

Exhibits.
---------
      2.1         Plan of Reorganization and Distribution  Agreement dated as of
                  March  20,   1997  among  the   Registrant,   Williams   Hotel
                  Corporation and WHG.

     10.1 Tax Sharing Agreement, dated March 20, 1997, between the Registrant, Williams Hotel Corporation, WHG, ESJ Hotel Corporation, WMS Property Inc. and WHG El Con Corp., as amended April 15, 1997.

     99.1         Press release, dated April 16, 1997.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WMS INDUSTRIES INC.
                                         (Registrant)

May 2, 1997                              By:   /s/ Harold H. Bach, Jr.
                                            ------------------------------------
                                             Harold H. Bach, Jr.
                                             Vice President-Finance, Treasurer,
                                             Chief Financial & Chief Accounting
                                             Officer

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                                INDEX TO EXHIBITS

EXHIBIT.          DESCRIPTION.
--------          ------------
      2.1         Plan of Reorganization and Distribution  Agreement dated as of
                  March  20,   1997  among  the   Registrant,   Williams   Hotel
                  Corporation and WHG.

     10.1 Tax Sharing Agreement, dated March 20, 1997, between the Registrant, Williams Hotel Corporation, WHG, ESJ Hotel Corporation, WMS Property Inc. and WHG El Con Corp., as amended April 15, 1997.

     99.1         Press release, dated April 16, 1997.

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